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                                                                    EXHIBIT 10.4

                               SECOND AMENDMENT TO

                              ACQUISITION AGREEMENT

         THIS SECOND AMENDMENT TO ACQUISITION AGREEMENT (this "Amendment"), made as of the 30 day of May, 2000, by and among BOYD BROS. TRANSPORTATION INC., a Delaware corporation (hereinafter referred to as "Boyd"), WELBORN TRANSPORT, INC., (formerly known as W. T. Acquisition Corp.), an Alabama corporation (hereinafter referred to as "Boyd Sub"), MILLER WELBORN ("Welborn") and STEVEN RUMSEY ("Rumsey") (Welborn and Rumsey are hereinafter sometimes collectively referred to as the "Shareholders").

                              W I T N E S S E T H:

         WHEREAS, Boyd, Boyd Sub and the Shareholders (together with Welborn Transport, Inc., which was merged into Boyd Sub) entered into an Acquisition Agreement, dated October 8, 1997, as amended by that certain First Amendment to Acquisition Agreement, Employment Agreement and Covenant Not to Compete, dated March 17, 2000 (as amended, the "Acquisition Agreement"); and

         WHEREAS, Boyd, Boyd Sub and the Shareholders desire to amend the Acquisition Agreement to modify certain terms and conditions contained therein, all as more particularly set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and the mutual promises, agreements, representations, warranties and covenants hereinafter set forth, and the sum of ten dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby specifically agreed to and acknowledged, the Acquisition Agreement is hereby amended as follows:

         1. AMENDMENT TO ACQUISITION AGREEMENT. Section 4.5.2. of the Acquisition Agreement is hereby amended by deleting said Section in its entirety and substituting in lieu thereof a new 4.5.2 reading as follows:

         "4.5.2. During the Restricted Period, the shares of Boyd Common Stock held by Steven Rumsey shall not be voluntarily or involuntarily transferred, assigned, sold or conveyed and the certificates representing such shares shall bear a legend to that effect. The words "transfer, assign, sell or convey" shall have the meaning set forth in
         Section 4.5.1. After the Restricted Period, Steven Rumsey may not, during any one (1) calendar quarter, voluntarily or involuntarily transfer, assign, sell or convey a number of shares of Boyd Common Stock which is greater than one percent of the number of shares of Boyd Common Stock outstanding at the beginning of such calendar quarter. In the event that during (a) the five (5) calendar quarters immediately following the Restricted Period or (b) the five (5) calendar quarters immediately following the third (3rd) anniversary of the Closing Date (collectively, these two five-quarter periods are hereinafter referred to as


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         the "Floor Periods") Steven Rumsey sells shares of Boyd Common Stock on the open market at a per share price which is less than the Per Share Minimum Price, Boyd shall pay to Steven Rumsey the difference between the Per Share Minimum Price and the per share price at which such shares were sold on the open market, such payment to be made within ten
         (10) days after Steven Rumsey transmits to Boyd confirmation of such sale. Notwithstanding anything to the contrary contained in this Agreement, in the event Steven Rumsey elects to sell shares of Boyd Common Stock on the open market during the Floor Periods at a price that is less than the Per Share Minimum Price, then Steven Rumsey must first deliver written notice thereof, in the form of Exhibit 4.5.2(a) attached hereto (a "Rumsey Offer Notice"), to the Chief Financial Officer of the Company in order to provide the Company a right of first refusal on the following terms and conditions:

                  (a) The Rumsey Offer Notice must contain a full description of the proposed sale of Boyd Common Stock by Steven Rumsey, including, without limitation, the number of shares of to be sold (the "Rumsey Affected Shares"), the proposed price per share of the Boyd Common Stock, terms of payment for the Rumsey Affected Shares and the proposed date of such sale. A Rumsey Offer Notice shall constitute Steven Rumsey's binding agreement to sell all of the Rumsey Affected Shares to the Company on the terms and conditions specified therein.

                  (b) If the Company elects to purchase all, and not less than all, of the Rumsey Affected Shares from Steven Rumsey, the Company shall have until 5 p.m. Clayton, Alabama time on the first business day following the Company's receipt of the Rumsey Offer Notice (the "Rumsey Offer Deadline") to deliver to Steven Rumsey, in writing, notice of its election to so purchase the Rumsey Affected Shares (the "Company Rumsey Acceptance"). Upon such election by the Company, the Company shall purchase, and Steven Rumsey shall sell, of the Rumsey Affected Shares to the Company upon the terms and conditions contained in the Rumsey Offer Notice within three (3) business days following Steven Rumsey's receipt of the Company Rumsey Acceptance. At the closing, Steven Rumsey shall deliver to the Company his confirmation that he has transferred the Rumsey Affected Shares free and clear of any and all pledges, liens, claims, security interests or other encumbrances (other than restrictions imposed by this Agreement or applicable securities laws) and the Company shall pay to Steven Rumsey the consideration set forth in the Rumsey Offer Notice in accordance with the terms described therein, as well as any additional payments in connection with the Per Share Minimum Price contemplated by the first paragraph of this Section 4.5.2.

         If the Company fails to provide Steven Rumsey notice of its election to purchase or not to purchase the Rumsey Affected Shares on or before the Rumsey Offer Deadline, or if the Company notifies that it has elected not to purchase the Rumsey Affected Shares, Steven Rumsey shall be free to sell the Rumsey Affected Shares on the open market in strict accordance with the terms set forth in the Rumsey Offer Notice at any time within


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         ninety (90) days after the Rumsey Offer Deadline (the "Rumsey Transfer
         Period Termination Date"). In the event that Steven Rumsey does not sell or otherwise dispose of all of such Rumsey Affected Shares in the manner set forth in the immediately preceding sentence prior to the Rumsey Transfer Period Termination Date, the right of first refusal provided for in this Section 4.5.2 shall continue to be applicable to any subsequent sale or transfer of such Rumsey Affected Shares."

         2. NO OTHER MODIFICATIONS. Except to the extent expressly amended herein, all terms and conditions of the Acquisition Agreement are hereby affirmed and shall remain in full force and effect.

         3. GOVERNING LAW. This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Alabama without giving effect to any conflict or choice of laws principles.

         4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, each party hereto has executed or caused this
Amendment to be executed on its behalf, all on the day and year first above written.


                                    BOYD BROS. TRANSPORTATION INC.

                                    "Boyd"



                                By: /s/ Richard Bailey
                                    --------------------------------------------
                                    Name: Richard Bailey
                                          --------------------------------------
                                    Title: CFO
                                           -------------------------------------



                                    WELBORN TRANSPORT, INC.

                                    "Boyd Sub"



                                By: /s/ Richard Bailey
                                    --------------------------------------------
                                    Name: Richard Bailey
                                          --------------------------------------
                                    Title: CFO
                                           -------------------------------------



                                    SHAREHOLDERS



                                    /s/ Miller Welborn
                                    --------------------------------------------
                                    Miller Welborn



                                    /s/ Steven Rumsey
                                    --------------------------------------------
                                    Steven Rumsey